Chautauqua International Growth Fund

Trading Symbols:
CCWSX – Investor Class Shares
CCWIX – Institutional Class Shares

Summary Prospectus
April 25, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at www.bairdfunds.com.  You may also obtain this information at no cost by calling 1-866-442-2473 or by sending an e-mail request to prospectus@bairdfunds.com.  The Fund’s prospectus and statement of additional information, both dated April 4, 2016, are incorporated by reference into this Summary Prospectus.

Investment Objective
The investment objective of the Chautauqua International Growth Fund (the “Fund”) is to provide long‑term capital appreciation.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class Shares	Institutional Class Shares
Redemption Fee (as a percentage of amount redeemed, for shares held 90 days or less)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class Shares	Institutional Class Shares
Management Fees	0.80%	0.80%
Distribution and Service (12b‑1) Fees	0.25%	None
Other Expenses(1)	1.56%	1.56%
Total Annual Fund Operating Expenses	2.61%	2.36%
Less: Expense Reimbursement(2)	-1.41%	-1.41%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.20%	0.95%
______________________
(1)	“Other Expenses” are based on amounts estimated to be incurred by the Fund in the current fiscal year and include custody, administration, transfer agency and other customary expenses.
(2)
Robert W. Baird & Co. Incorporated (the “Advisor”) has contractually agreed to waive management fees and/or reimburse other expenses in order to limit the Fund’s total annual fund operating expenses to 1.20% of average daily net assets for the Investor Class shares and 0.95% of average daily net assets for the Institutional Class shares.  This obligation includes interest expense and the fees and expenses incurred by the Fund in connection with the Fund’s investments in other investment companies and excludes taxes, brokerage commissions and extraordinary expenses.  If such excluded expenses were incurred, Fund expenses would be higher.  The agreement will continue in effect at least through April 30, 2018 and may only be terminated prior to the end of this term by or with the consent of the Board of Directors.  The Advisor is entitled to recoup the fees waived and/or expenses reimbursed within a three‑year period from the time the expenses were incurred to the extent of the expense limitations described above and in place at the time of the recoupment.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Please note that the one‑year numbers below are based on the Fund’s net expenses resulting from the expense reimbursement agreement described above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investor Class Shares	$122	$534
Institutional Class Shares	$97	$457

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance.  Because the Fund only recently commenced operations, portfolio turnover information is not yet available.

Principal Investment Strategies
The Fund invests primarily in equity securities of both U.S. and  non‑U.S. companies with medium to large market capitalizations (i.e., those with market capitalizations in excess of U.S. $5 billion at the time of purchase).  Equity securities in which the Fund may invest include common stocks, preferred stocks, depositary shares and receipts, rights, warrants and exchange-traded funds (ETFs).  Under normal market conditions, the Fund will invest at least 65% of its total assets at the time of purchase in non‑U.S. companies.  The Fund will normally be diversified among at least three countries in addition to the United States.  The Fund invests primarily in developed markets but may invest in emerging and less developed markets.  In evaluating potential investments, the Advisor considers companies with growth characteristics that the Advisor believes are likely to benefit from current macro‑economic and global trends and sustainable competitive advantages.  The Fund will normally hold a concentrated number (generally 25 to 35) of companies.

In determining whether a company is a non-U.S. company, the Advisor considers a number of factors, including the company’s jurisdiction of incorporation or organization, the location of the company’s corporate or operational headquarters or principal place of business, the location of the principal trading market for the company’s common stock, the location(s) of a majority of the company’s assets or production of its goods and services, and the locations of the primary sources of the company’s revenues or profits.

The Fund may invest in ETFs.  For example, the Fund may invest cash temporarily in ETFs until individual securities are identified for purchase or until the Fund is able to purchase securities in a particular country or region.

The Advisor will typically sell or reduce a position to mitigate specific risk, to take advantage of better opportunities, to avoid country risks, when the Advisor believes that valuations are high with limited justification for significant increases, or when operational performance does not meet expectations.

Principal Risks
Please be aware that you may lose money by investing in the Fund.  The following is a summary description of certain risks of investing in the Fund.

Stock Market Risks
Stock prices vary and may fall, thus reducing the value of the Fund’s investments.  Certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market.  The U.S. and international markets have experienced extreme price volatility, reduced liquidity and valuation difficulties in recent years.  Continuing market problems may have adverse effects on the Fund.

Growth‑Style Investing Risks
Because the Fund focuses on growth‑style stocks, its performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. Growth stocks are often characterized by high price‑to‑earnings ratios, which may be more volatile than stocks with lower price‑to‑earnings ratios.

Limited Holdings Risks
Although it is diversified, the Fund may invest a relatively high percentage of assets in a small number of issuers, which may result in increased volatility.

Management Risks
The Advisor’s judgments about the attractiveness, value and potential appreciation of particular companies’ stocks may prove to be incorrect.  Such errors could result in a negative return and a loss to you.

Equity Securities Risks
Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value.  This change may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

Common Stock Risks
Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Holders of common stocks are generally subject to greater risk than holders of preferred stocks and debt obligations of the same issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors.

Currency Risks
The value of foreign investments held by the Fund may be significantly affected by changes in foreign currency exchange rates.  Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that foreign currency loses value because it is worth fewer U.S. dollars.  The foreign currency exchange market can be highly volatile for a variety of reasons.  For example, currency conversion expenses, restrictions, exchange control regulation, devaluation and political developments may have a significant impact on the value of any investments denominated in that currency.

Medium and Large Capitalization Risks
Stocks of companies with certain market capitalization may perform differently from the equities markets generally.  The Fund’s investments will focus on companies with medium and large market capitalizations.  At times, mid-cap and large‑cap stocks may underperform as compared to small‑cap stocks, and vice versa.  Larger, more established companies may be unable to respond to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Moreover, mid-cap stocks may perform differently from large-cap stocks, as mid-cap stocks may be less liquid and more volatile than large-cap stocks.

Foreign Securities Risks
Securities of foreign issuers and ADRs are subject to certain inherent risks, such as political or economic instability of the country of issue and government policies, tax rates, prevailing interest rates and credit conditions that may differ from those affecting domestic corporations. Securities of foreign issuers and ADRs may also be subject to currency fluctuations and controls and greater fluctuation in price than the securities of domestic corporations.  Foreign companies generally are not subject to uniform auditing and financial reporting standards comparable to those applicable to domestic companies.

Emerging Market Risks
Investments in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets.  The extent of economic development, political stability, market depth, infrastructure, capitalization, and regulatory oversight can be less than in more developed markets.  Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties.  All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Region, Country, Sector Risks
The Fund may invest a higher percentage of its total assets in a particular country, region or sector of international markets, which may have a significant impact on the Fund’s overall portfolio.

ETF Risks
You will indirectly bear fees and expenses charged by the ETFs in which the Fund invests, in addition to the Fund’s direct fees and expenses.  Accordingly, your cost of investing in the Fund will generally be higher than the cost of investing directly in the ETF.  The market price of ETF shares may trade at a discount to their net asset value or an active trading market for ETF shares may not develop or be maintained.  ETFs in which the Fund invests typically will not be able to replicate exactly the performance of the indices they track.

Valuation Risks
The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the valuation committee of the Advisor may be different from the prices used by other mutual funds or from the prices at which securities are actually bought or sold.  The prices of certain securities provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

Performance
No historical performance is available for the Fund because it only recently commenced operations.  Performance information will be available after the Fund has been operating for a full calendar year.  The Fund’s primary benchmark against which it will measure performance is the MSCI ACWI ex USA Index (ND).

Investment Advisor
Robert W. Baird & Co. Incorporated is the Fund’s investment advisor.

Portfolio Manager
Brian Beitner, CFA, is the portfolio manager for the Fund and has managed the Fund since its inception in April 2016.  Mr. Beitner is a Managing Director of the Advisor and Managing Partner of the Advisor’s Chautauqua Capital Management division.

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (the “NYSE”) is open by written request via mail (Baird Funds, Inc. c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201‑0701) or overnight delivery (Baird Funds, Inc. c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202), by wire transfer, by telephone at 1‑866‑442‑2473, or through a financial intermediary.  Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

The minimum initial and subsequent investment amounts are shown below, although the Fund may reduce or waive them in some cases in its discretion.

	Initial Purchase	Subsequent Purchases
Investor Class	$1,000 – Individual Retirement Accounts (Traditional/Roth/SIMPLE/SEP IRAs) and Coverdell Education Savings Account	$100
	$2,500 – All Other Accounts	$100
Institutional Class	$25,000 – All Account Types	No minimum

Tax Information
The Fund’s distributions may be subject to federal income tax and may be taxed as ordinary income or long‑term capital gains unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an individual retirement account.  You may be taxed later upon the withdrawal of such funds.

Payments to Broker‑Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker‑dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker‑dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.